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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 18, 1996
                                         ---------------
                        (Date of earliest event reported)

                               SINTER METALS, INC.

             (Exact name of Registrant as specified in its charter)

         Delaware                      1-13366                  25-1677695
- ----------------------------        ------------           -------------------
(State or other jurisdiction        (Commission             (I.R.S. employer
     of incorporation)               file number)          identification no.)

      50 Public Square, Cleveland, Ohio                           44113
  -------------------------------------------                   ----------
    (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code  (216) 771-6700
                                                   ----------------

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Item 2.  Acquisition or Disposition of Assets.
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                  On July 18, 1996, Sinter Metals, Inc. (the "Company") acquired all of the issued and outstanding capital stock (the "Stock") of SinterForm Incorporated, a Michigan corporation ("SinterForm"). The acquisition was accomplished pursuant to a Stock Purchase Agreement, dated July 18, 1996, by and among the Company, Nancy Lundgren, John T. Weaver, Kendall S. Page and Richard Carmichael (the "Stockholders"). A copy of the Stock Purchase Agreement is filed as an Exhibit hereto.

                  As consideration for the Stock, subject to claims which may be made under the Escrow Agreement described below and subject to adjustment, the Company paid the Stockholders $7 million in cash. Additionally, the Company issued to the Stockholders an aggregate of 5,000 shares of the Company's Class A Common Stock. $350,000 of the $7 million was deposited with Key Bank, Cleveland, Ohio, as Escrow Agent to secure certain indemnification provisions in the Stock Purchase Agreement. A copy of the Escrow Agreement is filed as an Exhibit hereto. The Company also paid the Stockholders an aggregate of $1.5 million in cash as the consideration under Noncompetition Agreements, copies of which are also attached as Exhibits hereto. Under these Noncompetition Agreements, each of the Stockholders agreed not to compete, directly or indirectly, with the Company for a period of three years. The purchase price for the Stock and the consideration for the Noncompetition Agreements was determined through arm's length negotiations among the parties.

                  The consideration paid by the Company was financed under a Credit Agreement, dated as of January 18, 1996, by and between the Company and Mellon Bank, NA and Society National Bank, as subsequently amended. The principal amount advanced is subject to an interest rate of various floating rate options.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)      Financial Statements of Businesses Acquired.*

(b)      Pro Forma Financial Information.*

(c)      EXHIBITS.

                                                                                                 Sequential
Exhibit No.                         Description                                                    Page No.
- -----------                         -----------                                                    --------
     2.1                 Stock Purchase Agreement, dated July 18 1996, by and
                         among Sinter Metals, Inc., Nancy Lundgren, John T.
                         Weaver, Kendall S. Page and Richard Carmichael(without
                         Schedules and Exhibits).**

     4.1 Specimen certificate for the Class A Common Stock, par value $0.001 per share, of the Company is incorporated herein by reference to Exhibit 4.1 of the Company's
                         Amendment No. 4 to Form S-1 Registration Statement filed October 20,1994 (Registration Statement No.
                         33-82390).


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
     4.2                 Form of certificate for the Class B Common Stock,
                         $0.001 par value, of the Company is incorporated herein by reference to Exhibit 4.2 of the Company's Amendment
                         No. 3 to Form S-1 Registration Statement filed on
                         October 14, 1994 (Registration Statement No. 33-82390).

     4.3 Stockholders' Agreement, dated as of November 18, 1993, by and among the Company, its stockholders listed therein, Powder Metal Holding, Inc., Society Venture
                         Capital Corporation and Heller Financial, Inc. is incorporated herein by reference to Exhibit 4.7 of the Company's Form S-1 Registration Statement filed on
                         August 3, 1994 (Registration Statement No. 33-82390).

     4.4 Stockholders' Agreement, dated as of October 18, 1994, by and among the Company, Citicorp and certain other stockholders of the Company is incorporated herein by reference to Exhibit 4.2 of the Company's Quarterly
                         Report on Form 10-Q for the period ended September 30, 1994 (Commission File No. 1-13366)

     23.1                Consent of Arthur Andersen LLP.***

     99.1 Escrow Agreement, dated as of July 18, 1996, by and among SinterMetals, Inc., Key Trust Company, N.A.,
                         Nancy Lundgren, John T. Weaver, Kendall S. Page and
                         Richard Carmichael.

     99.2 Noncompetition Agreement, dated as of July 18, 1996, by and between Sinter Metals, Inc. and Nancy Lundgren.

     99.3 Noncompetition Agreement, dated as of July 18, 1996, by and between Sinter Metals, Inc. and John T. Weaver.

     99.4 Noncompetition Agreement, dated as of July 18, 1996, by and between Sinter Metals, Inc. and Kendall S. Page

     99.5 Noncompetition Agreement, dated as of July 18, 1996, by and between Sinter Metals, Inc. and Richard Carmichael

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*                 The financial statements of SinterForm for the periods
                  specified in Rule 3-05(b) of Regulation S-X and the pro forma financial information required pursuant to Article 11 of Regulation S-X currently are not available and will be filed as soon as is practicable, but not later than 60 days after the date that this Report is due.

** The Registrant agrees by this filing to supplementally furnish a copy of the schedules and exhibits of this Agreement to the Commission upon request.

***               To be filed by Amendment.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SINTER METALS, INC.

                                     By:   /s/ Michael T. Kestner
                                           ------------------------------------
                                           Michael T. Kestner, Vice President,
                                           Chief Financial Officer and Secretary

Date:  August 2, 1996





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